Statement of Changes in Net Assets Available for Benefits - 401 (k) Plan - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Investment income
Interest	$ 393	$ 298
Dividends	12,544	8,683
Net appreciation in fair value of investments	31,334	27,670
Total investment income	44,271	36,651
Contributions
Company	9,427	7,587
Participants	17,582	14,028
Rollovers	34,546	1,758
Total contributions	61,555	23,373
Deductions
Benefits paid to participants	38,216	35,210
Administrative expenses and fees	295	246
Total deductions	38,511	35,456
Net increase in net assets available for benefits	67,315	24,568
Net assets available for benefits, Beginning of year	320,210	295,642
Net assets available for benefits, End of year	$ 387,525	$ 320,210